Exhibit 10.21

SECOND AMENDMENT TO LICENSE AGREEMENT

This Second Amendment (the “Second Amendment”) to the License Agreement (the “Agreement”) dated July 4, 2012, by and among Clearside Biomedical, Inc., a Delaware corporation having a principal place of business at 1220 Old Alpharetta Road, Suite 300, Alpharetta, Georgia 30005 (“Clearside” or “COMPANY”), Emory University, a nonprofit Georgia corporation having offices located at 1599 Clifton Road NE, 4th Floor, Mailstop 1599/001/ l AZ, Atlanta, Georgia 30322 (“Emory”) and the Georgia Tech Research Corporation, a nonprofit corporation with offices located at offices located at 505 10th Street NW, Atlanta, Georgia 30332-0415 (“GTRC” and together with Emory, “LICENSOR”) is effective this 12th day of December, 2016 (the “Second Amendment Effective Date”).

WHEREAS, the parties have made joint advances to the technology licensed pursuant to the Agreement;

WHEREAS the parties have made prior amendment to the Agreement on or around April 2, 2014 (the “First Amendment”) in order to include patents that may issue based on U.S. Provisional Patent Application Serial No. 61/918,992 (the “2014 Patent Application”) in “Licensed Patents”;

WHEREAS, the parties also desire to treat patents that may issue based on U.S. Provisional Patent Application Serial No. 62/364,470 (the “2016 Patent Application”) as Licensed Patents during the term of the Agreement; and

WHEREAS, in connection with such advances, the parties hereto wish to make certain changes to the Agreement.

NOW THEREFORE, in consideration of the promises, undertakings and covenants set forth in this First Amendment, the receipt and sufficiency of which are hereby agreed and acknowledged, the parties agree as follows:

1.

Additional License Fee.  As partial consideration for the license granted to COMPANY with respect to the 2014 Patent Application, COMPANY shall pay LICENSOR a license fee in the amount of fifteen thousand ($15,000) Dollars within thirty (30) days of the Second Amendment Effective Date.

2.	Amendment of Appendix B. Appendix B of the Agreement and the First Amendment shall be deleted and replaced with the Appendix B attached hereto.
3.	Miscellaneous.
3.1.	Defined Terms. Capitalized terms undefined herein shall have the meaning ascribed to them in the Agreement.
3.2.	No Other Amendment; Effectiveness. Except as expressly amended herein, the Agreement and the First Amendment remain in full force and effect according to their original terms.

3.3.	Governing Law. This Second Amendment shall be construed under and governed by the laws of the State of Georgia and the United States of America.
3.4.

Severability. All rights and restrictions contained herein may be exercised and shall be applicable and binding only to the extent that they do not violate any applicable laws and are intended to be limited to the extent necessary so that they will not render this Agreement illegal, invalid or unenforceable. If any provision or portion of any provision of this Agreement, not essential to the commercial purpose of this Agreement, shall be held to be illegal, invalid or unenforceable by a court of competent jurisdiction, it is the intention of the parties that the remaining provisions or portions thereof shall constitute their agreement with respect to the subject matter hereof, and all such remaining provisions, or portions thereof, shall remain in full force and effect.  To the extent legally permissible, any illegal, invalid or unenforceable provision of this Agreement shall be replaced by a valid provision which shall implement the commercial purpose of the illegal, invalid, or unenforceable provision.

3.5.	Counterparts. This Second Amendment may be executed electronically and in counterparts, each of which is deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties have caused this Second Amendment to be executed by their duly authorized representatives as of the Second Amendment Effective Date.

EMORY UNIVERISTY	GEORGIA TECH RESEARCH CORPORATION

By: Todd Sherer	By: Lauren MacLanahan
Name: /s/Todd Sherer	Name: /s/Lauren MacLanahan
Title: Director, OTT	Title: Sr. Director
Date: December 19, 2016	Date: December 19, 2016

By: Jilda D. Garton
Name: /s/Jilda D. Garton
Title: General Manager
Date: December 19, 2016

CLEARSIDE BIOMEDICAL, INC.

By: Rick McElheny
Name: /s/Rick McEleny
Title: VP Business Development
Date: December 19, 2016

APPENDIX B

LICENSED PATENTS

Licensor solely owned

Application No.	Country	File Date	Patent Number	Issue Date
11/743,535	US	5/2/2007	7,918,814	4/5/2011
PCT/US2007/068055	PCT	5/2/2007
12/767,768	US	5/2/2007	8,197,435	6/12/2012
61/172,409	US	4/24/2009
PCT/US2011/033987	PCT	4/26/2011
13/447,246	US	5/2/2007	8,808,225	8/19/2014
13/453,407	US	5/2/2007	8,636,713	1/28/2014
2011248624	AU	4/26/2011	2011248624	2/18/2016
BR 11 2012 027416-3	BR	4/26/2011
2,797,258	CA	4/26/2011
201180024176.5	CN	4/26/2011
11777924.9	EP	4/26/2011
10099/DELNP/2012	IN	4/26/2011
222638	IL	4/26/2011
2013-508168	JP	4/26/2011	5996526	9/2/2016
MX/a/2012/012495	MX	4/26/2011
603185	NZ	4/26/2011	603185	8/1/2014
2012147341	RU	4/26/2011
201207910-9	SG	4/26/2011	185034	4/27/2015
2012/08069	ZA	4/26/2011
701069	NZ	4/26/2011	701069	8/30/2016
14/136,657	US	5/2/2007
2014/00616	ZA	4/26/2011	2014/00616	10/23/2015
623752	NZ	4/26/2011
2015103031720	CN	4/26/2011
2016-068174	JP	3/30/2016
2015230874	AU	10/01/2015

Application No.	Country	File Date	Patent Number	Issue Date
61/918,992	US	12/20/2013
PCT/US2014/071623	PCT	12/19/2014
14825067.3	EP	6/9/2016
15/103,908	US	6/13/2016
2,933,900	CA	12/19/2014

2016 Patent Application

Application No.	Country	File Date	Patent Number	Issue Date
62/364,470	US	7/20/2016

Jointly Owned Patents

Application No.	Country	File Date	Patent Number	Issue Date
61/693,542	US	8/27/2012
61/754,495	US	1/18/2013
61/784,817	US	3/14/2013
PCT/US2013/056863	PCT	8/27/2013
2,882,184	CA	8/27/2013
13833318.2	EP	8/27/2013
14/424,685	US	8/27/2013